CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Invesco Exchange-Traded Self-Indexed Fund Trust of our report dated July 26, 2018, relating to the financial statements and financial highlights, which appears in each of the Funds’ (as listed in Appendix A) Annual Report on Form N-CSR for the year ended May 31, 2018. We also consent to the references to us under the headings “Fund Service Providers”, “Financial Highlights”, “Statement of Additional Information” and “Independent Registered Public Accounting Firm” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

September 27, 2018

Appendix A

Fund Name	Formerly Known As	Predecessor Fund
Invesco BulletShares 2018 Corporate Bond ETF	PowerShares BulletShares 2018 Corporate Bond Portfolio	Guggenheim BulletShares 2018 Corporate Bond ETF
Invesco BulletShares 2019 Corporate Bond ETF	PowerShares BulletShares 2019 Corporate Bond Portfolio	Guggenheim BulletShares 2019 Corporate Bond ETF
Invesco BulletShares 2020 Corporate Bond ETF	PowerShares BulletShares 2020 Corporate Bond Portfolio	Guggenheim BulletShares 2020 Corporate Bond ETF
Invesco BulletShares 2021 Corporate Bond ETF	PowerShares BulletShares 2021 Corporate Bond Portfolio	Guggenheim BulletShares 2021 Corporate Bond ETF
Invesco BulletShares 2022 Corporate Bond ETF	PowerShares BulletShares 2022 Corporate Bond Portfolio	Guggenheim BulletShares 2022 Corporate Bond ETF
Invesco BulletShares 2023 Corporate Bond ETF	PowerShares BulletShares 2023 Corporate Bond Portfolio	Guggenheim BulletShares 2023 Corporate Bond ETF
Invesco BulletShares 2024 Corporate Bond ETF	PowerShares BulletShares 2024 Corporate Bond Portfolio	Guggenheim BulletShares 2024 Corporate Bond ETF
Invesco BulletShares 2025 Corporate Bond ETF	PowerShares BulletShares 2025 Corporate Bond Portfolio	Guggenheim BulletShares 2025 Corporate Bond ETF
Invesco BulletShares 2026 Corporate Bond ETF	PowerShares BulletShares 2026 Corporate Bond Portfolio	Guggenheim BulletShares 2026 Corporate Bond ETF
Invesco BulletShares 2027 Corporate Bond ETF	PowerShares BulletShares 2027 Corporate Bond Portfolio	Guggenheim BulletShares 2027 Corporate Bond ETF
Invesco BulletShares 2018 High Yield Corporate Bond ETF	PowerShares BulletShares 2018 High Yield Corporate Bond Portfolio	Guggenheim BulletShares 2018 High Yield Corporate Bond ETF
Invesco BulletShares 2019 High Yield Corporate Bond ETF	PowerShares BulletShares 2019 High Yield Corporate Bond Portfolio	Guggenheim BulletShares 2019 High Yield Corporate Bond ETF
Invesco BulletShares 2020 High Yield Corporate Bond ETF	PowerShares BulletShares 2020 High Yield Corporate Bond Portfolio	Guggenheim BulletShares 2020 High Yield Corporate Bond ETF
Invesco BulletShares 2021 High Yield Corporate Bond ETF	PowerShares BulletShares 2021 High Yield Corporate Bond Portfolio	Guggenheim BulletShares 2021 High Yield Corporate Bond ETF
Invesco BulletShares 2022 High Yield Corporate Bond ETF	PowerShares BulletShares 2022 High Yield Corporate Bond Portfolio	Guggenheim BulletShares 2022 High Yield Corporate Bond ETF
Invesco BulletShares 2023 High Yield Corporate Bond ETF	PowerShares BulletShares 2023 High Yield Corporate Bond Portfolio	Guggenheim BulletShares 2023 High Yield Corporate Bond ETF
Invesco BulletShares 2024 High Yield Corporate Bond ETF	PowerShares BulletShares 2024 High Yield Corporate Bond Portfolio	Guggenheim BulletShares 2024 High Yield Corporate Bond ETF
Invesco BulletShares 2025 High Yield Corporate Bond ETF	PowerShares BulletShares 2025 High Yield Corporate Bond Portfolio	Guggenheim BulletShares 2025 High Yield Corporate Bond ETF

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